EXHIBIT 10.95


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                   THIS WARRANT HAS NOT BEEN REGISTERED UNDER
                   THE SECURITIES ACT OF 1933, AS AMENDED, OR THE
                   TEXAS SECURITIES ACT, AND IS TRANSFERABLE ONLY
                   UPON THE CONDITIONS SPECIFIED HEREIN.

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                FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.

                         Void after December 22, 2010

No. 2                                                        Warrant to Purchase
                                                         55,667 Shares of Common
                                                           Stock, $.01 par value

      This is to Certify That, FOR VALUE RECEIVED, First Union National Bank or permitted assigns (the "Holder"), is entitled to purchase, subject to the provisions of this Warrant, from First Investors Financial Services Group, Inc., a Texas corporation (the "Company"), at any time after December 22, 2000, except as otherwise provided herein, but not later than 5:00 p.m., Houston, Texas time, on December 22, 2010 (or, if such date is a day on which banking institutions in Houston, Texas are authorized by law to close, then on the next succeeding day which shall not be such a day), 55,667 shares of Common Stock, $.01 par value, of the Company (the "Common Stock") at a price of $3.81 per share, subject to adjustment as hereinafter provided. The exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price".

      1. CERTAIN DEFINITIONS. The capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them below:

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            (i) "Authorized Assignee" shall mean any person or entity that (A)
is an "accredited investor" within the meaning of Rule 501, Regulation D, of the Commission under the Securities Act, and (B) either (a) directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the Holder, (b) is the purchaser of all or substantially all of the assets of the Holder, or (c) has succeeded to the assets, properties and business of the Holder by merger or similar business combination or otherwise by operation of law.

            (ii) "Change of Control" shall mean the consummation of any transaction (including, without limitation, any merger or consolidation) first occurring after the date of this Warrant, the result of which is that any "person" (as defined in Section 13(d)(3) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 and Rule 13d-5 of the Commission under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 30% of the Common Stock then issued and outstanding.

            (iii) "Commission" shall mean the United States Securities and Exchange Commission.

            (iv) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            (v) "Fair Market Value" of a share of Common Stock on a particular date shall mean the average of the reported "high" and "low" sales prices for such share over the 30-day period ending five days prior to such date, as reported in The Wall Street Journal's NASDAQ National

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Market Issues listing for such day (corrected for obvious typographical errors), or if such shares are not reported in such listing, then the average of the reported "high" and "low" sales prices for such period on the largest national securities exchange (based on the aggregate dollar value of securities listed) on which such shares are listed or traded, or if such shares are not listed or traded on any national securities exchange, then the average closing bid and asked prices for such period reported by the National Quotation Bureau Incorporated, or, in all other cases, the values established by the Board of Directors of the Company in good faith. In the latter case, if the Holder or Authorized Assignee advises the Company in writing that such Holder or Authorized Assignee disagrees with the value established by the Board of Directors, then the Company and the Holder or Authorized Assignee shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by the Holder or Authorized Assignee.

            (vi) "Qualified Holder" shall mean (a) the Holder, (b) any Authorized Assignee, and (c) any holder or authorized assignee of the Related Warrant.

            (vii) "Related Warrant" shall mean that certain warrant of similar tenor and even date herewith issued by the Company to Bank of America, N.A.

            (viii) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.


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            (ix) "Securities Acts" shall mean, collectively, the Securities Act, the Texas Securities Act and any other applicable state blue-sky law, and the rules and regulations promulgated thereunder.

            (x) "Underlying Shares" shall mean the shares of Common Stock purchasable or purchased upon exercises of this Warrant in accordance with the terms hereof, including any shares issued pursuant to the election contemplated by Section 11(a).

      2. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part by presentation and surrender hereof to the Company with the Notice of Exercise annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office of the Company, in proper form for exercise, accompanied by payment of the Exercise Price (or in lieu of such payment, notice of the election contemplated by Section 11(a)), the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The issuance of certificates for shares upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, all such taxes to be paid by the Company. This Warrant is transferable in whole or in part only to an Authorized Assignee and only on the books of the Company; however, the Company will at no time

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close its transfer books against the transfer of this Warrant or the issuance of any Underlying Shares in any manner which interferes with the timely exercise of this Warrant.

      3. RESERVATION OF SHARES; STOCK FULLY PAID. The Company agrees that at all times there shall be authorized and reserved for issuance upon exercise of this Warrant such number of Underlying Shares as shall be required for issuance or delivery upon exercise of this Warrant. All Underlying Shares which may be issued upon exercise hereof will, upon issuance, be fully paid and non-assessable, with no personal liability attaching to the ownership thereof.

      4. FRACTIONAL SHARES. This Warrant shall not be exercisable in such manner as to require the issuance of fractional shares or scrip representing fractional shares. If, as a result of adjustment in the Exercise Price or the number of shares of Common Stock to be received upon exercise of this Warrant, fractional shares would be issuable, no such fractional shares shall be issued. In lieu thereof the Company shall pay the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of one share of Common Stock.

      5. ADJUSTMENT OF EXERCISE PRICE. The Exercise Price and the number of shares of Common Stock to be received upon the exercise of this Warrant, or both, shall be subject to adjustment from time to time as hereinafter in this
Section 5 provided.

            (a) The Exercise Price shall be reduced in certain instances as provided in subsections (b), (h), and (i) of this Section 5; and shall be increased in certain instances as provided in subsection (i) of this Section 5. Upon each adjustment of the Exercise Price hereunder, the holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock, calculated to the nearest full share, obtained

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by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

            (b) In case the Exercise Price in effect immediately prior to the close of business on any day shall exceed the amount determined at the close of business on such day by dividing;

                  (i) a sum equal to (A) 5,566,669 (being the total number of shares of Common Stock of the Company outstanding on December 22, 2000) multiplied by $3.81 (being the initial Exercise Price), plus (B) the aggregate of the amounts of all consideration received by the Company upon the issuance of Additional Shares of Common Stock (as hereinafter defined), minus (C) the aggregate of the amounts of all dividends and other distributions, which shall have been paid or made after December 22, 2000, on Common Stock of the Company, other than in cash out of its earned surplus or in Common Stock of the Company, by

                  (ii) the sum of (A) 5,566,669 and (B) the number of Additional Shares of Common Stock that shall have been issued, the Exercise Price shall be reduced, effective immediately prior to the opening of business on the next succeeding day, by an amount equal to the amount by which such Exercise Price shall exceed the amount so determined.

            (c) The term "Additional Shares of Common Stock" as used in this
Section 5 shall mean all shares of Common Stock, (including (a) options to purchase or rights to subscribe for Common Stock (other than the stock options referred to in clause (ii) below), (b) securities by their

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terms convertible into or exchangeable for Common Stock, or (c) options to purchase or rights to subscribe for such convertible or exchangeable securities; provided, however, that the consideration, if any, received by the Company upon issuance of any such options, rights or securities shall be taken into account for purposes of any additional adjustment in connection with any subsequent exercise, conversion or exchange thereof) issued by the Company after December 22, 2000 (including shares deemed to be "Additional Shares of Common Stock" pursuant to subsection (i) of this Section 5), whether or not subsequently reacquired or retired by the Company, other than:

                  (i) shares issued upon exercise of (x) this Warrant or any other Warrants issued in replacement of or in connection with the assignment of this Warrant, or (y) the Related Warrant or any other Related Warrants issued in replacement of or in connection with the assignment of the Related Warrant; and

                  (ii) shares issued upon exercise of stock options granted and to be granted to directors, officers or employees of the Company and covering an aggregate of not more than 500,000 shares.

            The sale or other disposition of any shares of Common Stock or other securities held in the treasury of the Company shall be deemed an issuance thereof. The term "Common Stock", as used in this Section 5, means any and all capital stock, however designated, which is not limited as to the amount of distributions upon liquidation or dissolution of the Company.

            (d) In case of the issuance of Additional Shares of Common Stock for a consideration, part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if such Additional

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Shares of Common Stock are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price), after deducting therefrom any compensation or discount in the sale, underwriting, or purchase thereof by underwriters or dealers or others performing similar services and all expenses incurred in connection therewith.

            (e) In case of the issuance (otherwise than as a dividend or other distribution on any stock of the Company or upon conversion or exchange of other securities of the Company) of Additional Shares of Common Stock for a consideration, part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined by the Company's board of directors and set forth in a board resolution, irrespective of the accounting treatment thereof. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance for a consideration other than cash of such Common Stock immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such Common Stock.

            (f) Additional Shares of Common Stock issuable by way of dividend or other distribution on any class of capital stock of the Company shall be deemed to have been issued without consideration, and, except as otherwise provided in subsection (h) of this Section 5, shall be deemed to have been issued immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

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            A dividend or other distribution in cash or in property (including any dividend or other distribution in securities other than Common Stock) shall be deemed to have been paid or made immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution, and the amount of such dividend or other distribution in property shall be deemed to be the value of such property as of the date of the adoption of the resolution declaring such dividend or other distribution, as determined by the Company's board of directors at or as of that date and set forth in a board resolution. In the case of any such dividend or other distribution on Common Stock that consists of securities which are convertible into or exchangeable for shares of Common Stock, such securities shall be deemed to have been issued for a consideration equal to the value thereof as so determined.

            If, upon the payment of any dividend or other distribution in cash or in property (excluding Common Stock but including all other securities), outstanding shares of Common Stock are cancelled or required to be surrendered for cancellation on a PRO RATA basis, the excess of the number of shares of Common Stock outstanding immediately prior thereto over the number to be outstanding immediately thereafter (less that portion of such excess attributable to the cancellation of shares excluded from the definition of Additional Shares of Common Stock by clauses (i) or (ii) of subsection (c) of this Section 5), shall be deducted from the sum computed pursuant to clause (ii) of subsection (b) of this Section 5 for the purposes of all determinations under such subsection (b) made immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution and at any time thereafter.


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            The reclassification (including any reclassification upon a consolidation or merger in which the Company is the continuing corporation) of Common Stock into securities other than Common Stock shall be deemed to involve
(i) a distribution on Common Stock of such securities other than Common Stock made immediately prior to the close of business on the effective date of the reclassification, and (ii) a combination or subdivision, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter.

            The issuance by the Company of rights or warrants to subscribe for or purchase securities of the Company shall not be deemed to be a dividend or distribution of any kind.

            (g) In case of the issuance of Additional Shares of Common Stock upon conversion or exchange of other securities of the Company, the amount of the consideration received by the Company for such Additional Shares of Common Stock shall be deemed to be the total of (i) the amount of the consideration, if any, received by the Company upon the issuance of such other securities, plus
(ii) the amount of the consideration, if any, other than such other securities, received by the Company (except in adjustment of interest or dividends) upon such conversion or exchange. In determining the amount of the consideration received by the Company upon the issuance of such other securities (x) the amount of the consideration in cash and other than cash shall be determined pursuant to subsections (d), (e), and (f) of this Section 5, and (y) if securities of the same class or series of a class as such other securities were issued for different amounts of consideration, or if some were issued for no consideration, then the amount of the consideration received by the Company upon the issuance of each of the securities of such class or series, as the case may be, shall

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be deemed to be the average amount of the consideration received by the Company upon the issuance of all the securities of such class or series, as the case may be.

            (h) In case Additional Shares of Common Stock are issued as a dividend or other distribution on any class of capital stock of the Company, the Exercise Price in effect at the opening of business on the day following the date fixed for determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination, and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reductions to become effective immediately after the opening of business on the day following the date fixed for such determination. In the event of any such dividend or other distribution, the Additional Shares of Common Stock issued in connection therewith shall be deemed to have been issued immediately after the opening of business on the day following the date fixed for such determination. For the purpose of this subsection (h), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

            (i) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall be combined into a

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smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reductions or increases, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective. In the event of any such subdivision, the number of shares of Common Stock outstanding immediately thereafter, to the extent of the excess thereof over the number outstanding immediately prior thereto (less that portion of such excess attributable to the subdivision of shares excluded from the definition of Additional Shares of Common Stock by clauses (i) or (ii) of subsection (c) of this Section 5), shall be deemed to be "Additional Shares of Common Stock" and to have been issued immediately after the opening of business on the day following the day upon which subdivision shall have become effective and without consideration. In the event of any such combination, the excess of the number of shares of Common Stock outstanding immediately prior thereto over the number outstanding immediately thereafter (less that portion of such excess attributable to the combination of shares excluded from the definition of Additional Shares of Common Stock by clauses (i) or (ii) of subsection (c) of this Section 5), shall be deducted from the sum computed pursuant to clause (ii) of subsection (b) of this Section 5 for the purposes of all determinations under such subsection (b) made on any day after the day upon which such combination becomes effective. For the purposes of this subsection
(i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company.

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            (j) REORGANIZATION OR RECLASSIFICATION. In case of any capital reorganization or any reclassification of the capital stock of the Company, this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock of the Company issuable upon exercise of this Warrant would have been entitled upon such reorganization or reclassification; and, in any such case, appropriate adjustment (as determined by the board of directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holder of this Warrant to the end that the provisions set forth herein (including provisions with respect to adjustments of the Exercise Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property (including cash) thereafter deliverable upon the exercise of this Warrant.

            (k) EFFECT OF MERGER OR CONSOLIDATION. In case the Company shall enter into any consolidation with or merger into any other corporation wherein the Company is not the surviving corporation, or sell or convey its property as an entirety or substantially as an entirety, and, in connection with such consolidation, merger, sale, or conveyance, shares of stock or other securities or property (including cash) shall be issuable or deliverable in exchange for the Common Stock of the Company, the Holder shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Common Stock which such Holder would have been entitled to purchase immediately prior to such consolidation, merger, sale, or conveyance) the shares of stock or other securities or property (including cash) to which such number of shares of Common Stock would have been entitled at the time of such consolidation, merger, sale, or conveyance, at an aggregate Exercise Price equal to that

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which would have been payable, if such number of shares of Common Stock had been purchased immediately prior thereof. In case of any such consolidation, merger, sale, or conveyance, appropriate provision (as determined by resolution of the board of directors of the Company) shall be made with respect to the rights and interests thereafter of the holders of this Warrant, to the end that all the provisions of this Warrant (including adjustment provisions) shall thereafter be applicable, as nearly as reasonably practicable, in relation to such stock or other securities or property (including cash).

      6. STATEMENT OF ADJUSTMENTS. Whenever the Exercise Price and/or number of shares purchasable hereunder is required to be adjusted as provided herein, the Company shall promptly make a certificate signed by its President or a Vice President an by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's board of directors made any determination hereunder), and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall promptly cause copies of such certificates to be delivered to the holder of this Warrant.

      7. NOTICE TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall propose to pay any dividend or make any distribution upon its Common Stock, or (ii) if the Company shall propose to offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation, or merger of the Company with or into another corporation, or any conveyance of all or substantially

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all of the assets of the Company, or voluntary or involuntary dissolution or liquidation of the Company shall be proposed, then, in any such case, the Company shall cause to be mailed to the Holder, at least twenty-one (21) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution, or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution, or liquidation is to take place and the date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution or liquidation.

      8. RESTRICTION ON ASSIGNMENT. This Warrant may not be assigned, transferred or conveyed, in whole or in part or directly or indirectly, other than to an Authorized Assignee, and no person or entity other than an Authorized Assignee shall become a Holder hereof. Any attempted or purported assignment, transfer or conveyance of this Warrant to any person or entity other than an Authorized Assignee, shall be void and without force or effect, and the Company shall have no obligation to recognize the same for any purpose. Subject to the foregoing, this Warrant may be assigned by delivering the same to the Company with the attached Assignment properly completed and executed. Upon receipt thereof, the Company shall issue and deliver a new Warrant of like tenor to the Authorized Assignee, or, in the case of the assignment of this Warrant in part, new Warrants of like tenor to the assigning Holder and the Authorized Assignee as their respective interests may appear in accordance with the portion assigned as indicated on the attached Assignment.

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      9. RESTRICTION ON TRANSFER OF UNDERLYING SHARES.

            (a) INVESTMENT INTENT. The Holder represents to the Company that the Holder will acquire any Underlying Shares if they are issued, for the Holder's own account, and not with a view to or for resale in connection with any distribution thereof, and any Underlying Shares will not be sold, transferred or otherwise disposed of without registration under the Securities Acts or the availability of an exemption therefrom; provided, that the disposition of the Holder's property shall at all times be and remain within the Holder's control to the extent required by law.

            (b) RESTRICTIVE LEGENDS. Each certificate evidencing Underlying Shares shall (unless the sale of such Underlying Shares shall have theretofore been registered under the Securities Acts) be stamped or otherwise imprinted with a legend in substantially the following form and stop transfer instructions consistent therewith shall be lodged with the transfer agent of the Common
Stock:
            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN AVAILABLE EXEMPTION FROM REGISTRATION."

            (c) COMPLIANCE WITH LAWS. All transfers of the Underlying Shares shall be made in compliance with the registration requirements of the Securities Acts or applicable exemptions from such requirements. If reasonably requested by the Company, transfers of the Underlying Shares shall be accompanied by an opinion of counsel for the transferor, reasonably satisfactory to the Company, to the effect that such transfer may be effected without registration

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under the Securities Acts and, if the opinion of counsel so specifies, the certificates issued upon such transfer shall not bear the restrictive legend set forth in Section 9(b).

      10. REGISTRATION RIGHTS.

            (a) REQUIRED REGISTRATION. If at any time prior to December 22, 2010 and more than 90 days after the occurrence of a Change of Control, any one or more Qualified Holders of any portion of this Warrant or any Underlying Shares acquired through the exercise of this Warrant (for purposes of this Section 10, a Holder of this Warrant shall be deemed to be the Holder of a number of Underlying Shares equal to the number of shares of Common Stock issuable on exercise of such Warrant) may request the Company to effect the registration under the Securities Acts of all (but not less than all) of such Underlying Shares, and the Company shall, as expeditiously as practicable, file with the Commission a registration statement under the Securities Act on Form S-2, or other appropriate form, covering such shares for disposition in accordance with the intended method of disposition to be made by such Qualified Holders; provided, however, that the Company shall be obligated to file and use its best efforts to cause to become effective only one registration statement pursuant to this Section 10(a) covering Underlying Shares acquired through the exercise of this Warrant. The Company will, upon request, furnish any Qualified Holder with a list of all Qualified Holders for the purpose of enabling such Qualified Holders to solicit the joinder of other Qualified Holders in any request contemplated hereunder, and, in the event that there shall be submitted to the Company a request obligating the Company to file a registration statement hereunder, the Company will promptly notify each and every Qualified Holder to that effect in order to afford such Qualified Holders the opportunity to join in such registration. Any Qualified Holder of any part of this

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Warrant or Underlying Shares acquired through the exercise of this Warrant receiving such notice and failing to join in such registration shall, if such registration is effected, have no further rights under this Section 10(a). If an offering pursuant to this Section 10(a) is made through underwriters, the Company shall be entitled to select the managing underwriter, subject to approval of the Qualified Holders participating therein (by vote of the holders of a majority of the Underlying Shares to be offered by Qualified Holders), which approval shall not be unreasonably withheld.

            (b) INCIDENTAL REGISTRATION. The Company will, on each occasion, prior to December 22, 2010 that it files a registration statement (on a form suitable for offer and sale of Underlying Shares to the general public) under the Securities Act, offer all Qualified Holders the right to include in such registration statement any or all of the Underlying Shares which such Qualified Holders own; PROVIDED, HOWEVER, that the managing underwriter may limit the number of shares to be included in any such offering by such Qualified Holders if in such underwriter's reasonable opinion such limitation is necessary in order for the offering to be effected, and in the event of any such limitation, at least 50% of the shares included in such offering by persons other than the Company shall be apportioned to the Qualified Holders desiring to participate therein (ratably according to the number of shares that each desires to register).

            (c) EXPENSES. In connection with any registration pursuant to
Section 10(a) or 10(b) hereof, each Qualified Holder shall pay all underwriting fees, discounts, or commissions applicable to such holder's shares, and the Company will bear all other expenses relating to the registration, including without limitation filing fees, blue sky fees and expenses,

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printing costs and fees and expenses of the Company's counsel and independent public accountants, and the fees and expenses of any counsel retained by such Qualified Holder to represent such Qualified Holder in connection with the transaction.

            (d) REGISTRATION PROCEDURE. In connection with each registration statement filed under Section 10(a) or 10(b), the Company will:

                  (i) prepare and file with the Commission a registration statement with respect to such shares and use its best efforts to cause such registration statement, as amended by any amendments thereto, to become and remain effective for a period of time reasonably adequate to consummate the Qualified Holders' intended method of distribution;

                  (ii) if the registration statement shall have become effective, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the requirements of the Securities Act and the rules and regulations promulgated by the Commission thereunder relating to the sale or other disposition of the securities covered by such registration statement;

                  (iii) furnish each Qualified Holder such numbers of copies of a prospectus, including a preliminary prospectus, complying with the requirements of the Securities Act, and such other documents as such Qualified Holders may reasonably request in order to facilitate the public sale or other disposition of such Qualified Holder's shares, but the Qualified Holders shall not be entitled to use any selling materials other than a prospectus and such other materials as may be approved by the Company, which approval will not be unreasonably withheld; and


                                       19
WARRANT

                  (iv) use its best efforts to register or qualify each Qualified Holder's shares under the securities or blue sky laws of such states as such holder reasonably requests (but the Company will not be required to file any general consent to service of process, or qualify to do business as a foreign corporation, in any jurisdiction where it has not previously so consented or qualified).

            (e) THE COMPANY'S INDEMNIFICATION. In the event of any registration of a Qualified Holder's Underlying Shares under this Agreement, the Company will indemnify such Qualified Holder (and each person who controls such Qualified Holder within the meaning of the Securities Act) harmless against any losses, claims, damages, or liabilities (and actions in respect thereof), joint or several, to which such Qualified Holder or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statements or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Qualified Holder or controlling person for any legal and any other expenses reasonably incurred by such Qualified Holder or controlling person in connection with investigating or defending such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue

                                       20
WARRANT
statement or alleged untrue statement, or omission or alleged omission, made in said registration statement, said preliminary prospectus, said prospectus, or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Qualified Holder or controlling person specifically for use in the preparation thereof.

            (f) HOLDER'S INDEMNIFICATION. In the event of any registration of a Qualified Holder's Underlying Shares under this Agreement, such Qualified Holder will indemnify the Company (and each person who controls the Company within the meaning of the Securities Act) against any losses, claims, damages, or liabilities (and actions in respect thereof), joint or several, to which the Company or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and such Qualified Holder will reimburse the Company or such controlling person for any legal and any other expenses reasonably incurred by the Company or such controlling person in connection with investigating or defending such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that such Qualified Holder will not be liable in any such case except to the extent that any such loss, claim, damage liability, or action arises out of or is based upon an untrue statement or alleged untrue statement, or

                                       21
WARRANT
omission or alleged omission, made in said registration statement, said preliminary prospectus, said prospectus, or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Qualified Holder specifically for use in the preparation thereof.

            (g) ATTORNEY-IN-FACT. In connection with any offering contemplated by this Section 10, all persons or entities who participate therein by reason of being the Holder or an Authorized Assignee of this Warrant, or the holder of Underlying Shares acquired through the exercise of this Warrant, shall appoint one of their number as attorney-in-fact with full power on their behalf to approve the pricing of the offering, execute underwriting agreements, acceleration requests, custody agreements, stock powers, cross-receipts, and other instruments and to take all other actions necessary or convenient to the consummation of such offering.

      11. MISCELLANEOUS.

            (a) CASHLESS EXERCISE ELECTION. In lieu of purchasing Underlying Shares for cash upon exercise of this Warrant as above provided, the Holder may elect to realize the Appreciated Value of such Underlying Shares in the form of Common Stock by specifying such election in its Notice of Exercise of this Warrant. Upon receipt of such Notice of Exercise specifying such election, the Company shall issue and deliver to the Holder a certificate or certificates evidencing a number of shares of Common Stock (rounded to the next greater number of whole shares) equal to the quotient obtained by dividing (i) the aggregate Appreciated Value of the Underlying Shares covered by such exercise, by (ii) the Fair Market Value per share of Common Stock as of the business day next following the Company's receipt of such notice of exercise. For purposes of the foregoing, the Appreciated Value of an Underlying Share means the excess of
(x) the Fair Market

                                       22
WARRANT

Value of such share as of the business day next following the Company's receipt of such Notice of Exercise, over (y) the Exercise Price per share then applicable. Any shares of Common Stock issued pursuant to this Section 11(a) shall thereafter be deemed Underlying Shares for all purposes of this Warrant.

            (b) All notices to the Holder or any Authorized Assignee shall be in writing, and all notices and certificates given shall be sent by certified mail, return receipt requested, to such Holder or Authorized Assignee at its address appearing on the records of the Company.

            (c) This Warrant shall be governed by, and construed in accordance with, the laws of the State of Texas.

            (d) This Warrant supersedes all prior agreements, arrangements or understandings, written or oral, relating to the subject matter hereof.

            (e) The registration rights provided in Section 10 hereof shall survive the exercise of this Warrant and apply to the Underlying Shares, so long as they are held by a Qualified Holder, for the period specified in Section 10.

            (f) This Warrant is issued and delivered by the Company and accepted by the Holder on the basis of the following representations, warranties and covenants made by the Company:

                  (i) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations thereunder. This Warrant has been duly authorized, issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

                                       23
WARRANT

                  (ii) The shares of Common Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

                  (iii) The issuance, execution and delivery of this Warrant do not and the issuance of the shares of Common Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (a) violate or contravene the Company's Articles of Incorporation or Bylaws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (b) violate, contravene or result in a breach or default under any material contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (c) require the consent or approval of or the filing of any notice or registration with any person or entity except for the filing of notice pursuant to federal and state securities laws which, if required, the Company covenants and agrees to file within the prescribed period.

                  (iv) As of the date hereof, the authorized capital stock of the Company consists of (a) 10,000,000 shares of Common Stock, of which 5,566,669 shares are issued and outstanding, 300,000 shares are reserved for issuance to key employees and others pursuant to the Company's equity plans, and 167,001 shares are reserved for issuance upon the exercise of this Warrant and the Related Warrant, and (b) 1,000,000 shares of preferred stock, par value $1.00 per share, none of which are issued or outstanding.

                  (v) At all times that this Warrant or any portion hereof is outstanding and unexercised, the Company shall provide to the Holder and all Authorized Assignees (a) copies of all of its Annual Reports on Form10-K and Quarterly Reports on Form 10-Q, within ten days after

                                       24
WARRANT
the same are filed with the Commission, and (b) copies of its Annual Report to Shareholders, within ten days after the same is mailed to its shareholders.

                  (vi) Except for the number of Underlying Shares, the Company agrees that the material terms of this Warrant will be no less favorable to the Holder or any Authorized Assignee than those evidenced by the Related Warrant.

      Executed and effective as of the 22nd day of December, 2000.

                                 COMPANY:

                                 First Investors Financial Services Group, Inc.


                                 By:____________________________________________
                                    Bennie H. Duck, Vice President

AGREED AND ACCEPTED:

HOLDER:


__________________________________


                                       25
WARRANT

                              NOTICE OF EXERCISE

      The undersigned, ________________________, pursuant to the provisions of the within Warrant, hereby subscribes to purchase _________ shares of Common Stock, $.01 par value, of First Investors Financial Services Group, Inc., covered by the within Warrant.

      __________ Check in payment of Exercise Price enclosed.

      __________ Cashless exercise elected pursuant to Section 11(a).

                                    Holder:

                                    __________________________________________
                                    __________________________________________
                                    __________________________________________

                                  ASSIGNMENT

      FOR VALUE RECEIVED, ___________________________ hereby sells, assigns and transfers unto _________________________ :the within Warrant and all rights evidenced thereby.

      [ ]    the within Warrant in its entirety; or

      [ ]    a portion of the within Warrant covering ____% of the Underlying
Shares for which the within Warrant is exercisable as of the date hereof.


Date: _________________


                                       26
WARRANT

                                    Assigning Holder:

                                    __________________________________________
                                    __________________________________________
                                    __________________________________________

AUTHORIZED ASSIGNEE:

      The undersigned hereby accepts assignment of the within Warrant and represents and covenants that (i) it is an Authorized Assignee as defined in the within Warrant, and (ii) it agrees to all terms and conditions set forth in the within Warrant with the same effect as if it were originally a party thereto.


                                    __________________________________________
                                    By:_______________________________________
                                    Printed Name:_____________________________
                                    Address:__________________________________
                                    __________________________________________
                                    __________________________________________


                                       27
WARRANT